UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2018

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2018, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended September 30, 2018. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified as being incorporated therein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2018, the Board of Directors of the Company elected Ms. Paula D. Polito as a director, bringing the number of directors to seven. Ms. Polito will serve as a Class I director, and she will stand for reelection at the Company’s annual meeting of stockholders in 2020. Upon joining the Board of Directors, Ms. Polito was appointed as a member of Oasis’ Nominating and Governance Committee.
The Board has determined that Ms. Polito is an independent director under Sections 303A.02 and 303A.07 of the New York Stock Exchange Listed Company Manual and under Rule 10A-3 of the Exchange Act, and the applicable rules and regulations of the Securities and Exchange Commission.
There are no understandings or arrangements between Ms. Polito and any other person pursuant to which Ms. Polito was elected to serve as a director of the Company. There are no relationships between Ms. Polito and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. As a non-employee director, Ms. Polito will receive compensation in accordance with the Company’s policies for compensating non-employee directors, including any long-term equity incentive awards under the Company’s Long Term Incentive Plan.
In connection with Ms. Polito's election to the Board, she received an initial equity award having a value of approximately $41,875 in the form of restricted stock. The shares of restricted stock, issued under the Company’s Long Term Incentive Plan, vest one year following the grant date. The Company entered into an indemnification agreement with Ms. Polito on November 1, 2018 (the “Indemnification Agreement”). The Indemnification Agreement requires the Company to indemnify Ms. Polito to the fullest extent permitted under Delaware law against liability that may arise by reason of her service to the Company, and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is hereby incorporated in this Item 5.02 by reference.
Item 7.01 Regulation FD Disclosures.
On November 2, 2018, the Company announced the election of Ms. Polito to the Board of Directors. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Indemnification Agreement, dated November 1, 2018, between Oasis Petroleum Inc. and Ms. Paula D. Polito.

99.1	Press Release dated November 5, 2018.

99.2	Press Release dated November 2, 2018.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: November 5, 2018	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary